Subsequent Events	1 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Events

NOTE 7 - Subsequent Events

On July 3, 2023, the Company entered into a share exchange agreement with Bravo Multinational Incorporated., (“BMI”), a Wyoming corporation that is engaged in the business of developing and acquiring entertainment content and related technologies that span both traditional and new media distribution platforms. This transaction closed on July 13, 2023. Under the terms of the agreement, Company shareholders exchanged shares representing approximately 51% of their outstanding common stock to the BMI in exchange for 8,500,000 shares of the common stock of BMI. The Company is now a majority owned subsidiary of BMI.

On July 20, 2023, Bravo Multinational Incorporated formed a wholly-owned subsidiary, Global Merchandising, Inc., a Nevada Corporation.